Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of July 19, 2001


                                     "Jeremy N. Kendall"
                                     -----------------------
                                     Jeremy N. Kendall
                                     Chairman, Chief Executive Officer
                                     and Director (Principal Executive Officer)

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of July 19, 2001


                                          "John D. Taylor"
                                          --------------------
                                          John D. Taylor
                                          President, Chief Operating Officer
                                          and Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, her attorneys and agents to execute on her behalf and in her name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of July 19, 2001


                                         "Leslie N. Markow"
                                         -----------------------------
                                         Leslie N. Markow
                                         Vice President, Finance and
                                         Chief Financial Officer (Principal
                                         Financial and Accounting Officer)

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of July 19, 2001


                                                   "Cyril A. Ing"
                                                   --------------------
                                                   Cyril A. Ing
                                                   Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of July 19, 2001


                                                   "Joseph Riz"
                                                   -------------------
                                                   Joseph Riz
                                                   Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of July 19, 2001


                                                   "Tim Bergqvist"
                                                   -------------------------
                                                   Tim Bergqvist
                                                   Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of July 19, 2001


                                                   "Michael M. Boyd"
                                                   -------------------------
                                                   Michael M. Boyd
                                                   Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of July 19, 2001


                                         "James K. Rifenbergh"
                                         --------------------------------------
                                         James K. Rifenbergh
                                         Director and Authorized Representative
                                         in the United States

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of July 19, 2001


                                                   "Allan Routh"
                                                   ----------------------------
                                                   Allan Routh
                                                   Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of July 19, 2001


                                                   "Andy Anderson"
                                                   ----------------------------
                                                   Andy Anderson
                                                   Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of July 19, 2001


                                                   "Dennis Anderson"
                                                   ----------------------------
                                                   Dennis Anderson
                                                   Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Leslie N. Markow and each of them, her attorneys and agents to execute on her behalf and in her name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of July 19, 2001


                                                   "Katrina Houde"
                                                   ----------------------------
                                                   Katrina Houde,
                                                   Director